                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                           Case No.:    399-02649 THROUGH 399-02680
                                                                                          -------------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------                                         Judge:       PAINE
                                                                                          -------------------------------

                                                                                 Chapter 11


Debtor(s)

                  MONTHLY OPERATING REPORT FOR PERIOD ENDING   December 31, 2000
                                                               -----------------

                  COMES NOW,                  SERVICE MERCHANDISE COMPANY, INC.
                              --------------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the
period commencing                                                                            November 27, 2000
                                                                                             -----------------
and ending December 31, 2000 as shown by the report and exhibits consisting of                       7         pages and
           -----------------                                                                 -----------------
containing the following as indicated:


           X    Partial Monthly Reporting Questionnaire Available at January 19, 2001 (Attachment 1)
         -----

                Comparative Balance Sheets (Forms OPR-1 & OPR-2)
         -----

          N/A   Summary of Accounts Receivable (Form OPR-3)
         -----

                Schedule of Postpetition Liabilities (Form OPR-4)
         -----

                Statement of Income (Loss) (Form OPR-5)
         -----


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor and the U.S. Trustee have also agreed that the Debtor will file the remaining reports and forms by February 19, 2001. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date:          1/22/01                         DEBTOR - IN - POSSESSION
     ------------------------------

                                               By:              /s/ Kenneth A. Conway
                                                               ------------------------------------------------

                                               Name and Title: KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                               ------------------------------------------------

                                               Address:        7100 SERVICE MERCHANDISE DRIVE
                                                               ------------------------------------------------
                                                               BRENTWOOD, TENNESSEE 37027
                                                               ------------------------------------------------

                                               Telephone No:   (615) 660-3340
                                                               ------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

1.       Payroll


                                                                                          WAGES                      TAXES
                                                                                 -----------------------   ------------------------
   OFFICERS                    TITLE                                                GROSS        NET           DUE          PAID
---------------       -----------------------                                    ----------   ----------   ----------   -----------
SAM CUSANO            CHIEF EXECUTIVE OFFICER                                    $50,000.00   $24,114.53   $ 6,423.32   $ 19,269.98
C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                      GENERAL COUNSEL AND SECRETARY                              $27,693.91   $18,628.01   $ 2,161.67   $ 6,712.01
CHARLES K. SEPTER     PRESIDENT AND CHIEF OPERATING OFFICER                      $38,461.56   $26,947.64   $ 3,352.20   $ 9,956.92
ROBERT J. PINDRED     VICE PRESIDENT AND TREASURER                               $11,538.48   $ 6,990.96   $   609.31   $ 3,777.93
JOE M. ELLIOTT        VICE PRESIDENT, PROPERTY ADMINISTRATION                    $11,538.48   $ 8,293.96   $   659.39   $ 1,978.17
KARREN PRASIFKA       ASSISTANT GENERAL COUNSEL VICE PRESIDENT                   $14,615.40   $ 9,937.96   $ 1,151.39   $ 3,454.17
KENNETH A. CONWAY     VICE PRESIDENT AND CONTROLLER                              $12,307.72   $ 9,608.29   $   640.25   $ 1,920.77
ERIC A. KOVATS        SENIOR VICE PRESIDENT, STORES                              $21,924.71   $15,207.67   $ 1,508.13   $ 4,748.31
ROSE C. SEPTER        SENIOR VICE PRESIDENT, JEWELRY MERCHANDISING               $21,153.88   $14,739.27   $ 1,603.65   $ 4,810.96
JERRY E. FOREMAN      SENIOR VICE PRESIDENT, MERCHANDISING                       $25,770.83   $ 5,409.11   $ 4,985.64   $15,183.92

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  November 27, 2000 THROUGH December 31, 2000



2.       INSURANCE

                                                                                                                            DATE
                                                                 COVERAGE         POLICY        EXPIRATION    PREMIUM     COVERAGE
       TYPE                            NAME OF CARRIER            AMOUNT          NUMBER           DATE       AMOUNT    PAID THROUGH
------------------               ---------------------------    ----------     ------------     ----------   --------   ------------
Property                         Fireman's Fund Insurance Co    $5 Million     01MXI97600751     12/31/01    $685,000     12/31/01
                                 Royal                          $5 Million       RHD314289       12/31/01    $ 85,500     12/31/01
                                 Westchester Fire               $15 Million      1XA394310       12/31/01    $ 64,125     12/31/01
                                 Allianz Insurance Co           $12 Million         TBD          12/31/01    $ 26,520     12/31/01
                                 TIG Insurance Co               $13 Million     XPT38844629      12/31/01    $ 28,730     12/31/01
                                 Westchester Fire               $20 Million      1XA394311       12/31/01    $ 13,500     12/31/01
                                 Allianz Insurance Co           $30 Million         TBD          12/31/01    $ 19,125     12/31/01
                                 Allianz Insurance Co           $25 Million         TBD          12/31/01    $  8,500     12/31/01
Boiler & Machinery               Hartford Steam Boiler          $10 Million         TBD          12/31/01    $ 14,280     12/31/01
Transit                          Fireman's Fund Insurance Co    $1 Million          TBD          12/31/01    $ 13,091     12/31/01
Ocean Cargo                      Fireman's Fund Insurance Co    $10 Million         TBD          12/31/01    $ 40,000     12/31/01
Special Crime                    Reliance Insurance Co          $25 Million      NFK1951937      05/01/02    $ 13,458     05/01/02
Crime                            National Union Fire Ins Co     $10 Million       858-0797       03/01/01    $ 56,505     03/01/01
Fiduciary                        National Union Fire Ins Co     $10 Million      267-81-30       03/01/01    $ 19,140     03/01/01
Employment Practices Liability   Chubb Insurance Co             $10 Million      81278901A       03/01/01    $130,845     03/01/01
                                 Royal Insurance Co             $10 Million      PSF000010       03/01/01    $ 56,364     03/01/01
Directors & Officers             Continental Insurance Co       $10 Million      300714943       03/01/01    $453,500     03/01/01
                                 Chubb Insurance Co             $10 Million      81278902-A      03/01/01    $266,666     03/01/01
                                 Royal Insurance Co             $10 Million      PSF000009       03/01/01    $133,000     03/01/01
Umbrella                         Federal Insurance Co           $50 Million     BXO52805120      12/31/01    $ 88,250     12/31/01
Excess Liability                 American Guarantee & Liab      $50 Million     AEC287610703     12/31/01    $ 30,000     12/31/01
International                    Ace American Ins Co            $1 Million       PHF051491       12/31/01    $  2,500     12/31/01
Punitive Damages                 Chubb Atlantic Indemnity       $50 Million      MCPD201058      12/31/01    $ 40,000     12/31/01
Punitive Damages - Excess        Zurich International Bermuda   $50 Million     ZICBB-091 PD     12/31/01    $  5,000     12/31/01
General Liability                Ace American Ins Co            $5 Million      XSLG20577009     12/31/01    $ 44,320     01/31/01
Workers' Compensation            Pacific Employers Ins Co       Statutory       WLRC43024516     12/31/01    $ 27,325     01/31/01
WC Excess                        Ace American Ins Co            Statutory        XWC014026       12/31/01    $ 12,108     12/31/01
WC Contractual Indemnity         Illinois Union Insurance Co    Statutory       CTPG20577344     12/31/01    $ 20,500     12/31/01
Auto                             Pacific Employers Ins Co       $1 Million      ISAH07968358     12/31/01    $ 33,518     12/31/01

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

RECEIPTS AND DISBURSEMENTS
(Dollars in Thousands)


                                       ACTUAL       ACTUAL       ACTUAL        ACTUAL       ACTUAL        TOTAL

                              Monday  11/27/00     12/04/00     12/11/00      12/18/00     12/25/00      11/27/00
                              Sunday  12/03/00     12/10/00     12/17/00      12/24/00     12/31/00      12/31/00
                                      --------     --------     --------      --------     --------      --------
 Receipts:
    Sales receipts                     $59,638      $53,471      $70,452      $102,145      $89,622      $375,328
    Miscellaneous receipts                  --          419           --           217                   $    636
                                       -------      -------      -------      --------      -------      --------
 Total available collections            59,638       53,890       70,452       102,362       89,622       375,964


 Disbursements:
    Merchandise disbursements           29,483       13,780       15,363        16,510        9,369      $ 84,505
    Non-merchandise disbursements       16,536       25,005       20,776        20,240       17,132      $ 99,689
                                       -------      -------      -------      --------      -------      --------
 Total disbursements                    46,019       38,785       36,139        36,750       26,501       184,194
                                       -------      -------      -------      --------      -------      --------

 Net receipts/(disbursements)          $13,619      $15,105      $34,313      $ 65,612      $63,121      $191,770
                                       =======      =======      =======      ========      =======      ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  October 30, 2000 THROUGH November 26, 2000

4.       Payments to Professionals November 27, 2000 through December 31, 2000


Vendor #                Vendor Name                           Check Amt.    Check Date      Check #
--------    -------------------------------------------      -----------    ----------      --------
 57117      Deloitte & Touche                                $ 57,012.23      11/27/00      50025673
101232      E & Y Capital Advisors, LLC                      $112,840.00      11/27/00      B0023457
 99454      Harwell, Howard, Hyne, Gabbert & Manner, PC      $ 46,350.19      11/27/00      B0023464
 99104      Jay Alix & Associates                            $111,904.62      11/27/00      B0023465
 99391      Otterbourg, Steindler, Houston & Rosen, PC       $141,610.15      11/27/00      B0023463
101993      Rothschild, Inc.                                 $107,555.83      11/27/00      B0023458
 99444      Sitrick & Company                                $ 11,718.01      11/27/00      B0023462
 98378      Skadden, Arps, Slate, Meagher & Flom             $522,656.00      11/27/00      B0023461
 94414      Keen Realty Consultants, Inc.                    $450,000.00      12/07/00      B0023556
 86237      Brusniak, Clement, Harrison & McCool, PC         $    683.22      12/08/00      50026915
 94414      Keen Realty Consultants, Inc.                    $ 18,317.00      12/15/00      50027521
 57117      Deloitte & Touche                                $162,410.00      12/18/00      50027762
101993      Rothschild, Inc.                                 $115,903.86      12/18/00      B0023607
 99444      Sitrick & Company                                $ 26,181.79      12/18/00      B0023608
 53703      Barron and Stadfeld, PC                          $  1,272.75      12/20/00      50028023
 63010      Rives & Peterson                                 $      2.83      12/20/00      50028323
 99329      Aegis Property Tax Specialists                   $ 14,362.50      12/21/00      50028204
101730      CBIZ Property Tax Solutions, Inc.                $  4,467.63      12/21/00      50028178
 57117      Deloitte & Touche                                $ 34,858.47      12/21/00      50028166
 67017      Barkley & Thompson                               $     42.10      12/22/00      50028324
101730      CBIZ Property Tax Solutions, Inc.                $  3,034.24      12/22/00      50028328
101730      CBIZ Property Tax Solutions, Inc.                $  6,102.53      12/22/00      50028329
101730      CBIZ Property Tax Solutions, Inc.                $  4,636.64      12/22/00      50028330
101730      CBIZ Property Tax Solutions, Inc.                $ 12,000.00      12/22/00      50028331
101730      CBIZ Property Tax Solutions, Inc.                $ 11,188.78      12/22/00      50028332
101730      CBIZ Property Tax Solutions, Inc.                $     53.16      12/22/00      50028333
101730      CBIZ Property Tax Solutions, Inc.                $    735.48      12/22/00      50028334
101730      CBIZ Property Tax Solutions, Inc.                $  2,718.93      12/22/00      50028335
101730      CBIZ Property Tax Solutions, Inc.                $ 12,793.75      12/22/00      50028336
101730      CBIZ Property Tax Solutions, Inc.                $  4,650.00      12/22/00      50028337
101730      CBIZ Property Tax Solutions, Inc.                $    746.18      12/22/00      50028338
101730      CBIZ Property Tax Solutions, Inc.                $  8,343.61      12/22/00      50028339
 71217      Bass, Berry & Sims                               $135,031.37      12/27/00      B0023670
 50995      Brann & Isaacson                                 $    356.24      12/27/00      50028948
101625      DG Hart Associates, Inc.                         $ 58,128.33      12/27/00      B0023668
101625      DG Hart Associates, Inc.                         $ 33,681.93      12/27/00      B0023669
101232      E & Y Capital Advisors, LLC                      $ 74,869.00      12/27/00      B0023667
 99454      Harwell, Howard, Hyne, Gabbert & Manner, PC      $ 36,820.81      12/27/00      B0023675
 99104      Jay Alix & Associates                            $136,321.35      12/27/00      B0023673
 99391      Otterbourg, Steindler, Houston & Rosen, PC       $119,014.90      12/27/00      B0023674
 99459      Robert L. Berger & Associates                    $ 40,247.49      12/27/00      B0023677
 98378      Skadden, Arps, Slate, Meagher & Flom             $518,102.00      12/27/00      B0023672
 94005      Donald A. Blum                                   $  2,400.00      12/29/00      50029187

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 12/31/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

3.       BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS


CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                             $     7,250
RETAIL SAFE FUNDS                                                         4,689,103

CORPORATE ACCOUNTS                                                        8,688,808

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                             743,090
KEY NATIONAL BANK                                                           545,474
BANK OF BOSTON                                                              185,766
BANK OF BOSTON CONNECTICUT                                                  136,843
FIRST UNION                                                               2,381,156
BANK ONE LOUISIANA                                                          550,284
ABN - AMRO BANK                                                             169,207
COMERICA BANK                                                               173,456
AM SOUTH                                                                    423,464
BANK OF AMERICA                                                              27,755
BANK OF OKLAHOMA                                                            741,229
CHASE BANK OF TEXAS                                                         677,945
SINGLE STORE DEPOSITORY ACCOUNTS                                            681,546
WELLS FARGO BANK                                                             95,765
BANK ONE, IN                                                                578,448
PNC BANK                                                                    862,992
OAK BROOK BANK                                                            2,467,739

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)        6,948,287

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                               42,819
OTHER CASH ACCOUNTS                                                          18,283
                                                                        -----------

TOTAL CASH PER GENERAL LEDGER                                           $31,836,708
                                                                        ===========